                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                         ----------------------------

                                   FORM 8-A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         ----------------------------

                        VARI-LITE INTERNATIONAL, INC.

            (Exact name of registrant as specified in its charter)


             Delaware                                 75-2239444
    (State of incorporation or              (IRS employer identification
           organization)                                number)


           201 Regal Row                                75247
           Dallas, Texas                              (Zip Code)
       (Address of principal
         executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                       Name of Exchange
         -------------------                       ----------------

                                     None

Securities to be registered pursuant to Section 12(g) of the Act:


                                Title of Class
                                --------------

                        Common Stock, $0.10 par value

    If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

    If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [ ]

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Reference is made to the information set forth under the heading "Description of Capital Stock" in the registrant's Registration Statement on Form S-1, No. 333-33559, which is incorporated herein by reference.

Item 2.  EXHIBITS.

          1.1 Form of registrant's Common Stock certificate (included as exhibit 4.1 to the registrant's Registration Statement on Form S-1, No. 333-33559, and incorporated herein by reference).

          2.1 Certificate of Incorporation of the registrant (included as exhibit 3.1 to the registrant's Registration Statement on Form S-1, No. 333-33559, and incorporated herein by reference).

          3.1 By-Laws of the registrant (included as exhibit 3.2 to the registrant's Registration Statement on Form S-1, No. 333-33559, and incorporated herein by reference).


                                      SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       VARI-LITE INTERNATIONAL, INC.



                                       By: /s/ H.R. Brutsche III
                                           ---------------------------------
                                           H.R. Brutsche III,
                                           Chairman of the Board, President and
                                           Chief Executive Officer

Date:  October 1, 1997


                                        -2-